UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

☑ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THE PNC FINANCIAL SERVICES GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

.	Vote by Internet • Go to www.envisionreports.com/PNC • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Important Notice Regarding the Availability of Proxy Materials for

The PNC Financial Services Group, Inc. Annual Meeting of Shareholders to be Held on April 26, 2016

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and the location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials (including the 2016 Proxy Statement and Notice of Annual Meeting and the 2015 Annual Report) are available at:

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.envisionreports.com/PNC to view the materials.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side by April 15, 2016 to facilitate timely delivery.

■	C O Y	+
0297DC

Shareholders Meeting Notice

The PNC Financial Services Group, Inc. Annual Meeting of Shareholders will be held on Tuesday, April 26, 2016

11:00 a.m. Eastern Time, The Tower at PNC Plaza - James E. Rohr Auditorium, 300 Fifth Avenue,

Pittsburgh, Pennsylvania 15222

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR all nominees in Proposal 1 and FOR Proposals 2, 3 and 4.

1.	Election of Directors:

01 – Charles E. Bunch

02 – Marjorie Rodgers Cheshire

03 – William S. Demchak

04 – Andrew T. Feldstein

05 – Daniel R. Hesse

06 – Kay Coles James

07 – Richard B. Kelson

08 – Jane G. Pepper

09 – Donald J. Shepard

10 – Lorene K. Steffes

11 – Dennis F. Strigl

12 – Michael J. Ward

13 – Gregory D. Wasson

2.	Ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as PNC’s independent registered public accounting firm for 2016.

3.	Approval of 2016 Incentive Award Plan.

4.	Advisory vote to approve named executive officer compensation.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials (including the 2016 Proxy Statement and Notice of Annual Meeting and the 2015 Annual Report) to receive a proxy card to vote by mail or telephone. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to attend the meeting – The Tower at PNC Plaza is located at 300 Fifth Avenue, Pittsburgh, Pennsylvania 15222. Directions are available at www.pnc.com/annualmeeting.

Upon arrival, please present this admission ticket and valid photo identification at the registration desk.

Here’s how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

g	Internet – Go to www.envisionreports.com/PNC. Click Cast Your Vote. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

g	Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

g	Email – Send email to investorvote@computershare.com with “Proxy Materials PNC” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 15, 2016.

0297DC

THE PNC FINANCIAL SERVICES GROUP, INC.

NOTICE OF ANNUAL MEETING AND 2016 PROXY STATEMENT

Control Number: [[SingleControlNumber]]

To: [[Registration]]

We are pleased to deliver the PNC 2016 Proxy Statement and Notice of Annual Meeting and the 2015 Annual Report via email and provide you with the opportunity to vote online. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials are available through the links below, and you can now vote your shares for the 2016 Annual Meeting of Shareholders.

To view the proxy statement, visit: www.envisionreports.com/PNC

To view the annual report, visit: www.envisionreports.com/PNC

To cast your vote, visit: www.envisionreports.com/PNC and follow the voting instructions. You will need the Control Number provided above. You only need to vote once.

Notice of 2016 Annual Meeting of Shareholders

PNC’s Annual Meeting of Shareholders will be held on Tuesday, April 26, 2016 at The Tower at PNC Plaza – James E. Rohr Auditorium, 300 Fifth Avenue, Pittsburgh, Pennsylvania 15222 beginning at 11:00 a.m., Eastern Time.

Directions to attend the meeting are available at www.pnc.com/annualmeeting.

Other Information

If you would like to receive a paper copy of the proxy materials in the mail at no cost to you, please place a request with PNC’s transfer agent, Computershare Trust Company, N.A. using one of the following methods:

Internet - Go to: www.envisionreports.com/PNC. Click Cast Your Vote. Follow the instructions to log in and order a paper copy of the current meeting materials.

Telephone - Call (866) 641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials.

Email - Send an email to investorvote@computershare.com with “Proxy Materials PNC” in the subject line. Include in the message your full name and address, plus the 15-digit Control Number indicated at the top of this message, and state in the email that you want a paper copy of current meeting materials.

If you have any questions about submitting your vote or viewing the online versions of the proxy statement and annual report, you can also call Computershare’s PNC Shareholder Services line at (800) 982-7652.

REMEMBER, YOUR VOTE IS IMPORTANT. PLEASE VOTE.

Please do not reply to this email. This mailbox is not monitored and you will not receive a response.

CERTAINTY    INGENUITY    ADVANTAGE

THE PNC FINANCIAL SERVICES GROUP, INC.

NOTICE OF ANNUAL MEETING AND 2016 PROXY STATEMENT

Control Number: [[SingleControlNumber]]

To: [[Registration]]

We are pleased to deliver the PNC 2016 Proxy Statement and Notice of Annual Meeting and the 2015 Annual Report via email. As a participant in The PNC Financial Services Group, Inc. Incentive Savings Plan (the ISP or 401(k) plan), you have the right to provide the Trustee of the plan with voting instructions for the units you hold in your PNC Stock Fund account.

There are two voting methods available and this communication provides instructions for using each of those methods along with links to the proxy statement and annual report. Please carefully review the proxy materials before providing voting instructions. These materials contain important information about PNC and the matters expected to come before the meeting for a vote.

To view the 2016 Proxy Statement and Notice of Annual Meeting and the 2015 Annual Report, visit - www.envisionreports.com/PNC

To cast your vote electronically - Visit www.envisionreports.com/PNC and follow the voting instructions. You will need the Control Number provided above.

To vote via a paper Voting Instruction Card - You can provide your voting instructions to the Trustee using a paper Voting Instruction Card which you can request. In order that you may receive and then submit your Voting Instruction Card in a timely manner, your request for materials must be received no later than April 12, 2016. To receive a Voting Instruction Card or to request a paper copy of the 2016 Proxy Statement and Notice of Annual Meeting and the 2015 Annual Report, please contact Computershare using one of these methods:

Internet - Go to www.envisionreports.com/PNC. Click Cast Your Vote. Follow the instructions to log in and order a paper copy of the current meeting materials.

Telephone - Call (866) 641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials.

Your vote MUST BE received by 11:59 p.m., Eastern Time, on April 21, 2016 to insure that the Trustee has adequate time to tabulate your voting instructions.

Notice of 2016 Annual Meeting of Shareholders

PNC’s Annual Meeting of Shareholders will be held on Tuesday, April 26, 2016 at The Tower at PNC Plaza – James E. Rohr Auditorium, 300 Fifth Avenue, Pittsburgh, Pennsylvania 15222 beginning at 11:00 a.m., Eastern Time.

Thank you for viewing The PNC Financial Services Group, Inc. Annual Meeting materials and for submitting your very important vote.

Please do not reply to this email. This mailbox is not monitored and you will not receive a response.

CERTAINTY    INGENUITY    ADVANTAGE